SMART TRUST, NEW YORK MUNICIPAL CLOSED-END AND EQUITY INCOME TRUST
(2010 SERIES B)

Supplement to the Prospectus

     Notwithstanding anything to the contrary in the prospectus, for purposes of the volume discounts described on page B-14 of the prospectus, purchases of Units of the Trust may be combined with purchases of units of any other unit investment trusts sponsored by the Sponsor in the initial offering period which are not already subject to a reduced sales charge, if such purchases are made by the same person on a single day from a single broker-dealer.

     Supplement Dated: August 16, 2010